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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                               Cash Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               CASH SYSTEMS, INC.



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  JUNE 15, 2005


         The Annual Meeting of Stockholders of Cash Systems, Inc. will be held at Embassy Suites, 3600 Paradise Road, Las Vegas, Nevada, 89109, on Wednesday, June 15, 2005, at 10:00 a.m. (Pacific Daylight Time), for the following purposes:

     1.  To set the number of members of the Board of Directors at six (6).

     2.  To elect six (6) directors of the Company for the ensuing year.

     3.  To approve the Company's 2005 Equity Incentive Plan.

     4. To ratify the appointment of Virchow, Krause & Company LLP as independent certified public accountants for the year ending December 31, 2005.

     5. To take action upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

         Only stockholders of record shown on the books of the Company at the close of business on May 2, 2005 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share of common stock on all matters to be voted on at the annual meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please promptly submit your proxy as soon as possible. Your cooperation in promptly signing and returning the proxy will help avoid further solicitation expense to the Company.

         This notice, the Proxy Statement and the enclosed proxy are sent to you by order of the Board of Directors.

                                         Carmalen Gillilan,
                                         Secretary

Dated:   May 13, 2005
         Las Vegas, Nevada

           YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY SUBMIT YOUR PROXY.

                               CASH SYSTEMS, INC.

                                 PROXY STATEMENT
                                       For
                         Annual Meeting of Stockholders
                                   To Be Held
                                  June 15, 2005

                               GENERAL INFORMATION

         This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Cash Systems, Inc., a Delaware corporation (the "Company"), to holders of the Company's common stock in connection with a solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 15, 2005, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. The Company expects that this Proxy Statement and the accompanying materials will first be mailed to stockholders on or about May 13, 2005.

         If your shares of common stock are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the internet or telephone. If your bank or brokerage firm is participating in ADP's program, your proxy will provide instructions. If your voting form does not refer to internet or telephone information, please complete and return the paper proxy card in the postage paid envelope provided.

         Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving the proxy at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later-dated proxy via the Internet or via telephone (if proxy contains instructions for voting via the Internet or telephone) or by mail, by delivering written notice of the revocation of the proxy to the Company's Secretary prior to the annual meeting, or by attending and voting at the annual meeting. Attendance at the annual meeting, in and of itself, will not constitute a revocation of a proxy. The shares represented by a proxy will be voted in accordance with the shareholder's directions if the proxy is duly submitted and not validly revoked prior to the annual meeting. If no directions are specified on a duly submitted proxy, the shares will be voted, in accordance with the recommendations of the Board of Directors, FOR determining the number the directors set by the Board of Directors, FOR the election of the directors nominated by the Board of Directors, FOR the approval of the 2005 Equity Incentive Plan, FOR the ratification of Virchow, Krause & Company LLP as the Company's independent public accountant for fiscal 2005, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the annual meeting and any all postponements or adjournments thereof.

         If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

         The cost of soliciting proxies, including preparing, assembling and mailing the proxies and soliciting material, will be borne by the Company. The Company will also request brokerage firms, banks, nominees, custodians and other fiduciaries to forward proxy materials to the beneficial owners of shares of common stock as of the record date, and will provide for reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by the Internet, telephone or facsimile.

         The mailing address of the principal executive office of the Company is 289A Pilot Road, Las Vegas, NV 89123.


                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed May 2, 2005 as the record date for determining stockholders entitled to vote at the annual meeting. Persons who were not stockholders on such date will not be allowed to vote at the annual meeting. At the close of business on May 2, 2005, 16,487,609 shares of the Company's common stock were issued and outstanding. Such common stock is the only outstanding class of stock of the Company. Each share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting. Holders of the common stock are not entitled to cumulative voting rights.


                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table provides information as of May 2, 2005 concerning the beneficial ownership of the Company's Common Stock by (i) the persons known by the Company to own more than 5% of the Company's outstanding Common Stock,
(ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


   NAME (AND ADDRESS OF BENEFICIAL OWNER)             NUMBER OF SHARES
            OR IDENTITY OF GROUP                   BENEFICIALLY OWNED(1)             PERCENTAGE OF CLASS (1)
   ----------------------------------------    -------------------------------    ------------------------------
   Michael D. Rumbolz                                    50,000(2)                              *
   289A Pilot Road
   Las Vegas, NV 89123

   David S. Clifford                                     25,000(3)                              *
   3201 West County Road 42
   Suite 106
   Burnsville, MN 55306

   Christopher D. Larson                                 873,500(4)                           5.2%
   3201 West County Road 42
   Suite 106
   Burnsville, MN 55306

   Gordon T. Graves                                      200,000(5)                           1.2%
   1604 Crested Butte Drive
   Austin, TX 78746-7636

   Patrick R. Cruzen                                     40,000(6)                              *
   16355 36th Avenue N
   Suite 700
   Plymouth, MN 55446-4601

   Craig Potts                                           241,000(7)                           1.4%
   3201 West County Road 42
   Suite 106
   Burnsville, MN 55306

   Donald D. Snyder                                      30,000(8)                              *
   2824 High Sail Court
   Las Vegas, NV 89117


   Patricia W. Becker                                    30,000(9)                              *
   11464 Glowing Sunset Lane
   Las Vegas, NV 89135

   033 Asset Management, LLC (10)                        1,340,500                            8.1%
   125 High Street, Suite 1405
   Boston, Massachusetts 02110

   The Pinnacle Fund, LP (11)                            1,100,000                            6.7%
   4965 Preston Park Blvd., Suite 240
   Plano, Texas 75093

   Baron Capital Group, Inc. (12)                        1,350,000                            8.2%
   767 Fifth Avenue
   New York, New York 10153

   Forstmann-Leff Associates, LLC (13)                   1,435,631                            8.7%
   590 Madison Avenue
   New York, New York 10022

   Gruber and McBaine Capital Management,                 885,000                             5.4%
   LLC (14)
   50 Osgood Place, Penthouse
   San Francisco, California 94133

   All Directors and Current Executive                   1,248,500                            7.3%
   Officers as a group (seven persons)

------------------
*     Less than 1%.
(1) The beneficial ownership information is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Proxy Statement. Accordingly, it includes shares of common stock that are issuable upon the exercise of stock options exercisable within 60 days after May 2, 2005. Such information is not necessarily to be construed as an admission of beneficial ownership for other purposes. Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power with respect to identified shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 2, 2005, or within sixty days thereafter, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group in which such individual is included.
(2) Represents 50,000 shares which may be purchased by Mr. Rumbolz upon exercise of currently exercisable options.
(3) Represents 25,000 shares which may be purchased by Mr. Clifford upon exercise of currently exercisable options.
(4) Includes 371,000 shares which may be purchased by Mr. Larson upon exercise of currently exercisable options.
(5)   Includes 160,000 shares held by Graves Properties, Ltd., of which
      Mr. Graves is the General Partner having sole voting and dispositive power over the shares, and 40,000 shares which may be purchased by Mr. Graves upon exercise of currently exercisable options.
(6) Represents 40,000 shares which may be purchased by Mr. Cruzen upon exercise of currently exercisable options.
(7) Includes 241,000 shares issuable upon currently exercisable options held by Mr. Potts.
(8) Represents 30,000 shares which may be purchased by Mr. Snyder upon exercise of currently exercisable options.
(9) Represents 30,000 shares which may be purchased by Ms. Becker upon exercise of currently exercisable options.
(10) According to a Schedule 13D filed with the SEC on December 29, 2004, 033 Asset Management, LLC, as investment manager, had sole voting and dispositive power over 1,340,500 shares held by 033 Growth Partners I, L.P., 033 Growth Partners II, L.P., Oyster Pond Partners, L.P. and 033 Growth International Fund, Ltd.

(11) According to a Schedule 13G filed with the SEC on December 30, 2004, The Pinnacle Fund, LP had sole voting and dispositive power over 1,100,000 shares.
(12) According to a Schedule 13G filed with the SEC on February 14, 2005 by Baron Capital Capital Group, Inc., BANCO, Inc., Baron Small Cap Fund and Ronald Baron, the foregoing had shared voting and dispositive power over 1,350,000 shares.
(13) According to a Schedule 13G filed with the SEC on February 14, 2005, Forstmann-Leff Associates, LLC, a registered investment advisor, had sole voting and dispositive power over 1,435,631 shares held in clients' accounts.
(14) According to a Schedule 13G filed with the SEC on February 8, 2005, Gruber and McBaine Capital Management, LLC had shared voting and dispositive power over 885,000 shares with the following individuals, who each had sole voting and dispositive power over the following number of additional shares: Jon D. Gruber (153,200), J. Patterson McBaine (38,950), Eric B. Swergold (5,700) and J. Lynn Rose (3,750).


                              CORPORATE GOVERNANCE

OVERVIEW

         The Company's business affairs are conducted under the direction of the Board of Directors in accordance with the General Corporation Law of Delaware and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors. The corporate governance practices that we have implemented to date are summarized below.

         Shares of our common stock were listed for trading on the American Stock Market effective January 6, 2004. Prior to that time, our securities were eligible for trading on the Nasdaq's OTCBB. In connection with the listing of our common stock on the American Stock Exchange, the Company became subject to that market's listing standards, including some affecting our corporate governance standards. Until the end of our December 31, 2004 fiscal year, we were a "small business issuer" within the rules adopted under Securities Exchange Act of 1934, and as such we were either not required to comply with the same standards as other issuers or were granted an extended period until July 31, 2005 in which to comply.

         The Board of Directors is fully committed to the effective and ethical management of the Company, and believes that sound corporate governance practices and policies provide an important framework to assist it in fulfilling the board's fiduciary responsibilities to our stockholders. The Board has taken steps to strengthen its corporate governance framework in the manner contemplated by the standards of the American Stock Exchange, including the election of two additional independent directors and the formation of a compensation committee comprised of independent directors. Management believes that the Company's corporate governance framework and practices foster efficient, cost-effective management and provide sufficient assurance that management remains faithful to managing the Company to maximize stakeholder value.

INDEPENDENCE

         The Board has determined that a majority of its members are "independent" as defined by the listing standards of the American Stock Exchange. Our independent directors are Patrick R. Cruzen, Gordon T. Graves, Donald D. Snyder and Patricia W. Becker. Assuming the election of management's nominees to the Board, a majority of the Board's members will be "independent" after the annual meeting.

CODE OF CONDUCT

         The Board has approved a Code of Conduct that applies to the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Chief Accounting Officer or Controller and all other persons performing similar functions. The Code of Conduct addresses such topics as ethical conduct, proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of public disclosures. The Code of Conduct is included as Exhibit 14 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003.

COMMUNICATIONS WITH THE BOARD

         Stockholders may communicate directly with the Board of Directors. All communications regarding general matters should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board of Directors or for outside directors only. If no such designation is made, the communication will be forwarded to the entire Board. Shareholder communications to the Board should be sent to:

      Corporate Secretary                    Corporate Secretary
      Attention: Board of Directors          Attention: Independent Directors
      Cash Systems, Inc.                OR   Cash Systems, Inc.
      289A Pilot Road                        3201 W. County Road 42, Suite 106
      Las Vegas, NV 89123                    Burnsville, MN 55306

COMMITTEES OF THE BOARD

         Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. We also intend to form a nominating committee, or establish written guidelines governing the nomination of directors, in a manner consistent with the requirements of the American Stock Exchange.

         AUDIT COMMITTEE. The Board formed the Audit Committee in March 2004 comprised of Patrick R. Cruzen (Chair) and Gordon T. Graves. In April 2005, Donald D. Snyder and Patricia W. Becker were added to the Audit Committee. The Board has determined that Mr. Cruzen is an "audit committee financial expert" as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. The Company acknowledges that the designation of Mr. Cruzen as the audit committee financial expert does not impose on Mr. Cruzen any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Cruzen as a member of the audit committee and the Board of Directors in the absence of such designation or identification. The Audit Committee reviews the selection and work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee's Report is included on page 7. During fiscal 2004, the Audit Committee met six times.

         COMPENSATION COMMITTEE. The Compensation Committee was established in April 2005 and is comprised of Gordon T. Graves (Chair), Patrick R. Cruzen, Donald D. Snyder and Patricia W. Becker. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of the Company's stock option plans.

    NOMINATING COMMITTEE. The Company does not have a nominating committee. Nominations to the Board of Directors are either selected or recommended for the Board's selection by a majority of the board's independent directors.

MEETING ATTENDANCE

         BOARD AND COMMITTEE MEETINGS. Directors are required to attend a minimum of 75% of Board and committee meetings. During fiscal 2004, the Board held six meetings. Each director serving in 2004 attended all of the meetings of the Board. In addition, the independent members of the Board met four times during fiscal 2004.

         ANNUAL MEETING OF STOCKHOLDERS. Directors are encouraged to attend our annual meetings of stockholders; however, there is no formal policy regarding attendance at annual meetings. Each of our directors serving at the time of the Company's 2004 annual meeting of stockholders attended the annual meeting.

SHAREHOLDER NOMINATIONS FOR DIRECTOR CANDIDATES

         The Board will consider candidates for nomination as a director recommended by stockholders, directors, third party search firms and other sources. In evaluating director nominees, the Board considers the following factors and qualifications, among others:


     o the appropriate size and the diversity of the Company's Board of Directors;
     o the needs of the Board with respect to the particular talents and experience of its directors;
     o the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
     o   familiarity with domestic and international business matters;
     o   age and legal and regulatory requirements;
     o   experience with accounting rules and practices;
     o appreciation of the relationship of the Company's business to the changing needs of society; and
     o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

         The Board will consider the attributes of the candidates and the needs of the Board, and will review all candidates in the same manner. The Board believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 18 years of age, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three Boards of public companies. The Board may modify these minimum qualifications from time to time.

         A shareholder who wishes to recommend one or more directors must provide a written recommendation to the Chairman of the Board at the following address.

                           Cash Systems, Inc.
                           Attn:  Independent Directors
                           3201 W. County Road 42, Suite 106
                           Burnsville, MN 55306

         Notice of a recommendation must include name, address and telephone number of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and Board membership, if any.

         The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

DIRECTOR COMPENSATION

         Directors who are not employees of the Company are compensated at the annual rate of $25,000, and stock options to purchase 30,000 shares of Company common stock vesting on the first day of such year of service. On March 1, 2004, we granted each of Gordon Graves and Patrick Cruzen options to purchase 115,000 shares of common stock at $5.55 per share, 100% of the common stock's fair market value as of the date of grant, of which options to purchase 15,000 of such shares were immediately exercisable and options to purchase the remaining 100,000 shares vest ratably over four years. On April 20, 2005, two new Directors, Donald Snyder and Patricia Becker, were each granted options to purchase 30,000 shares of common stock at $6.99 per share, 100% of the common stock's fair market value on the date of grant, all of which were immediately exercisable.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors acts under a written charter adopted and approved by the Board of Directors, which charter is attached hereto as Appendix A. The two directors signing this report comprised the Audit Committee with respect to reviewing and discussing the Company's financial statements for the year ended December 31, 2004. Recently, on April 20, 2005, our two additional independent directors were added to the Audit Committee. The Audit Committee will periodically review the Audit Committee Charter in light of new developments and may make additional recommendations to the Board of Directors for further revision of the Audit Committee Charter to reflect evolving best practices and changes in applicable laws and regulations.

         Management has the primary responsibility for the preparation, presentation and integrity of the Company's consolidated financial statements, accounting and financial reporting processes, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditor, Virchow, Krause & Company, LLP, is responsible for performing an independent audit of our Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue its report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee:

     o reviewed and discussed with management the audited consolidated financial statements for the year ended December 31, 2004;

     o reviewed with the independent auditor, who is responsible for expressing an opinion on the conformity of the Company's audited consolidated financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters that are required to be discussed with the Audit Committee under generally accepted auditing standards and by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended; and

     o received from the independent auditor the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditor the auditor's independence from management and Cash

         Systems, Inc, including a consideration of the compatibility of non-audit services with their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

                                         AUDIT COMMITTEE MEMBERS
                                           Patrick R. Cruzen
                                           Gordon T. Graves


                           DETERMINATION OF NUMBER AND
                              ELECTION OF DIRECTORS
                              (PROPOSALS #1 AND #2)

         The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors at a regular or special meeting or by the stockholders at each annual meeting. The Board of Directors, by resolution, has fixed the number of directors at six (6) for the ensuing year. The Board of Directors recommends that six (6) directors be elected at the annual meeting to serve until the next annual meeting or until their successors are duly elected and qualified.

         In the election of directors, each proxy will be voted for each of the nominees listed below unless the proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

         The following table provides certain information with respect to the nominees for director.

         Name                               Age                  Positions Held
         ----                               ---                  --------------

         Michael D. Rumbolz                 51                   Chief Executive Officer, President, and
                                                                    Chairman of the Board
         Christopher D. Larson              33                   Chief Operating Officer and Director
         Patrick R. Cruzen (1)(2)(3)        58                   Director
         Gordon T. Graves (1)(3)            68                   Director
         Donald D. Snyder (1)(3)            57                   Director
         Patricia W. Becker (1)(3)          54                   Director

------------------
    (1)  Member of the Audit Committee.
    (2)  Audit Committee financial expert.
    (3)  Member of the Compensation Committee.

         MICHAEL D. RUMBOLZ has been the Company's Chief Executive Officer and Chairman of the Board since January 2005 and also President since April 2005. Prior to January 2005, he was Vice Chairman and a director of Casino Data Systems from April 2000 to September 2001, and President and Chief Executive Officer of Anchor Gaming from 1995 to 2000. Prior to joining Anchor Gaming, Mr. Rumbolz was Director of Corporate Development for Circus Circus Enterprises Inc., including serving as the first president of and managing director of Windsor Casino Limited, a consortium company owned by Hilton Hotel Corp., Circus Circus Enterprises Inc. and Caesars World. Mr. Rumbolz also held various executive positions with Trump Hotels & Casino Resorts. Mr. Rumbolz is also a director of Employer Insurance Group.

         CHRISTOPHER D. LARSON has served as a Director since October 2001 when he joined the Company as Chief Financial Officer in connection with its purchase of Cash Systems Minnesota's stock. Since January 2005, Mr. Larson has been the Company's Chief Operating Officer. From June 1999 to October 2001, Mr. Larson served as Chief Financial Officer and Director of Cash Systems Minnesota. From May 1996 to June 1999, he was an accountant for a Minneapolis firm. Mr. Larson is a certified public accountant.

         PATRICK R. CRUZEN joined the Company as a director in March 2004. Since 1997, Mr. Cruzen has served as Chief Executive Officer of Cruzen & Associates, which offers a wide range of gaming industry-related services. From 1994 to 1996, he was President and Chief Operating Officer of Grand Casinos, Inc. From 1990 to 1994, Mr. Cruzen served as Senior Vice President of Finance and Administration of MGM Grand, Inc. Mr. Cruzen is also a director of Canterbury Park Holding Corp.

         GORDON T. GRAVES joined the Company as a director in March 2004. From September 1994 to February 2003, Mr. Graves served as President of Multimedia Games Inc. (Nasdaq: MGAM), a gaming equipment supplier, and was its Chairman of the Board until December 2003. Since 1993, Mr. Graves has also been the President of Graves Management, Inc., a management consulting and investment company. Mr. Graves previously served as the President and Chief Executive Officer of Arrowsmith Technologies, Inc., and earlier worked at KDT Industries, Inc., a high-tech manufacturing and services company and an affiliate of Arrowsmith, where he served as Vice President of Corporate Development and later President. Earlier in his career, Mr. Graves was the Chairman of the Board of Directors of Gamma International Ltd. (currently American Gaming and Entertainment, Ltd.), a company he co-founded.

         DONALD D. SNYDER has been a Director since April 2005. Prior to that time, Mr. Snyder recently retired from Boyd Gaming as its President, a post he held since 1997. During that time, he was also a member of the Company's Board of Directors. Prior to Boyd Gaming, he was the President and Chief Executive Officer of the Fremont Street Experience, where he continues to hold the Chairman's post on its governing board. Mr. Snyder served from 1987 through 1991 as Chairman of the Board and Chief Executive Officer of First Interstate Bank of Nevada, the state's largest full service bank at the time. During his 22 years with First Interstate Bank, he served his first 18 years in California in various management positions in retail and corporate banking, international banking and real estate banking. He has served on the boards of several gaming and non-gaming companies, including current service on the Boards of BankWest of Nevada and its parent, Western Alliance Bancorporation. Additionally, Mr. Snyder has served on numerous non-profit boards, which presently include the Nevada Development Authority, UNLV Foundation, and the Las Vegas Performing Arts Center Foundation.


         PATRICIA W. BECKER has been a Director since April 2005. Ms. Becker most recently served as Senior Vice President of Corporate Affairs for Aladdin Gaming, LLC, which owns the Aladdin Resort & Casino. Before joining the Aladdin in 1998, she owned her own gaming consulting business focused exclusively on assisting senior management and corporate boards with various gaming business issues. Earlier in her career, Ms. Becker served as Chief of Staff to former Governor Bob Miller of the State of Nevada, was a Senior Vice President and General Counsel of Harrah's Hotel and Casino Corporation, and served as a board member on the Nevada State Gaming Control Board. Ms. Becker formerly served on the boards of Fitzgeralds Gaming Corporation and Powerhouse Technologies, Inc.

      THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL # 1 AND PROPOSAL #2.

                        EXECUTIVE OFFICERS OF THE COMPANY

         The name, age and position of each of the Company's current executive officers are listed below.

NAME                                           POSITION                          AGE
---------------------------        -------------------------------------        -----
Michael D. Rumbolz                 Chief Executive Officer, President
                                   and Chairman of the Board                     51
David S. Clifford                  Executive Vice President,                     45
                                   Chief Financial Officer and Treasurer
Christopher D. Larson              Chief Operating Officer                       33

         See "Determination of Number and Election of Directors" (Proposals #1 and #2) above for the biographies of Messrs. Rumbolz and Larson.

         David S. Clifford has been Executive Vice President and Chief Financial Officer ("CFO") since January 2005 and also Treasurer since April 2005. From July 2004 to January 2005, he provided strategic and financial consulting services to the Company. Prior to Mr. Clifford's consulting role at Cash Systems, he was the Executive Vice President and CFO of Crown Theatres LP, a division of Henry Crown and Company's entertainment and leisure assets from November 1996 to December 2003. Prior to Crown, Mr. Clifford was the Executive Vice President and CFO of Cobb Theaters, the eighth largest theatre exhibitor in the U.S. with over 775 screens. He also spent 10 years in various corporate finance and transactions capacities with regional and national investment banking firms, including Shearson Lehman Brothers, specializing in serving middle market companies.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the only other executive officer who received total salary and bonus in excess of $100,000 for 2004:

                                                                                       LONG-TERM
                                                ANNUAL COMPENSATION                   COMPENSATION
                                        --------- -------- -----------------    ------------------------
         NAME AND             FISCAL     SALARY    BONUS     OTHER ANNUAL        SECURITIES UNDERLYING      ALL OTHER
    PRINCIPAL POSITION         YEAR       ($)       ($)      COMPENSATION               OPTIONS           COMPENSATION
---------------------------- ---------- --------- -------- ----------------- -- ------------------------ ----------------
Craig Potts                  12/31/02    278,423    --            --                            0              --
Former CEO/President         12/31/03    310,000    --            --                      481,000              --
                             12/31/04    313,691    --            --                      115,000              --

Christopher Larson           12/31/02     96,000    --            --                            0              --
Former CFO and current COO   12/31/03    105,200    --            --                      306,000              --
                             12/31/04    135,662    --            --                      115,000              --

OPTION/SAR GRANTS DURING 2004 FISCAL YEAR

         The following table provides information regarding stock options granted during fiscal 2004 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

                                           NUMBER OF         % OF TOTAL
                                          SECURITIES        OPTIONS/SARS
                                          UNDERLYING         GRANTED TO
                                         OPTIONS/SARS       EMPLOYEES IN    EXERCISE OR BASE      EXPIRATION
                    NAME                  GRANTED (#)       FISCAL YEAR       PRICE ($/SH)           DATE
        ------------------------------ ------------------ ----------------- ------------------ ----------------
        Craig Potts                       115,000(1)           12.0%              $6.10          03/01/2014

        Christopher Larson                115,000(1)           12.0%              $5.55          03/01/2014

-------------------------
         (1) Options granted on March 1, 2004, of which 15,000 options became exercisable immediately and increments of 25,000 options become exercisable on 09/01/04, 09/01/05, 09/01/06 and 09/01/07.

OPTION/SAR EXERCISES DURING 2004 FISCAL YEAR AND FISCAL YEAR END OPTION/SAR
VALUES

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during 2004 and the number and value of options at December 31, 2004. The Company does not have any outstanding stock appreciation rights.

                                                                                                   Value of
                                                                     Number of                    Unexercised
                                                                    Unexercised                  In-the-Money
                                Shares                               Options at                   Options at
                               Acquired           Value          December 31, 2004             December 31, 2004
Name                          on Exercise      Realized(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                          -----------      -----------   -------------------------   ----------------------------
Craig Potts                     380,000        $1,752,800           241,000 / 0                 $ 1,549,710 / 0
Christopher Larson                 0               $0             371,000 / 75,000           $ 2,143,710 / 269,250

------------------
(1) Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's Common Stock on the date of exercise or year-end, as the case may be, as quoted by the American Stock Exchange, multiplied by the number of shares of Common Stock underlying the option(s).


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Except as indicated below, during the calendar year ended December 31, 2004, there were no material transactions, series of similar transactions, currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director or executive officer, or any security holder who is known to us to own of record or beneficially more than five percent of our common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

         On November 29, 2004, the Company entered into an Executive Employment Agreement with David S. Clifford effective January 1, 2005, pursuant to which Mr. Clifford serves as the Company's Chief Financial Officer. Mr. Clifford receives an annual base salary of $150,000 and is entitled to an annual bonus of no less than $50,000 (based on achievement of performance criteria) and other usual benefits. Mr. Clifford was granted stock options to purchase up to 150,000 shares of the Company's common stock at the "fair market value" of such stock on November 29, 2004. The stock options have ten year term and vest over two years. The agreement is for a term of two years, subject to renewal. If the Company terminates the agreement without cause, the Company will pay Mr. Clifford his base compensation, bonus compensation and benefits through the end of the term. Stock options which were not exercisable at the time of termination will vest immediately and will continue to be exercisable for the period permitted by the option plan.

         On December 22, 2004, the Company entered into an Executive Employment Agreement with Michael Rumbolz effective January 1, 2005, pursuant to which Mr. Rumbolz serves as the Company's Chief Executive Officer. Mr. Rumbolz receives an annual base salary of $350,000 and is entitled to an annual bonus of no less than $50,000 (based on achievement of performance criteria) and other usual benefits. Mr. Rumbolz was granted stock options to purchase up to 300,000 shares of the Company's common stock at the "fair market value" of such stock on December 22, 2004. The stock options have ten year term and vest over two years. The agreement is for a term of two years, subject to renewal. If the Company terminates the agreement without cause, the Company will pay Mr. Rumbolz his base compensation, bonus compensation and benefits through the end of the term. Stock options which were not exercisable at the time of termination will vest immediately and will continue to be exercisable for the period permitted by the option plan.

         The Company entered into an Executive Employment Agreement with Craig Potts effective January 1, 2005, pursuant to which Mr. Potts resigned as the Company's President and Chief Executive Officer and will continue as a part-time employee focusing on sales and business development. Under the terms of the agreement, Mr. Potts will receive an annual base salary of $150,000 and is eligible to receive commissions and bonuses under the Company's commission and bonus programs, and other usual benefits. The agreement is for a term of one year, subject to renewal. If the Company terminates the agreement without cause, the Company will pay Mr. Potts his salary through the end of the agreement and commissions earned prior to the termination, and Mr. Potts will not be entitled to any other compensation in connection with the termination.


                     APPROVAL OF 2005 EQUITY INCENTIVE PLAN
                                  (PROPOSAL #3)

GENERAL

         On April 20, 2005, the Board of Directors adopted the Cash Systems, Inc. 2005 Equity Incentive Plan (the "2005 Plan"), subject to approval by our shareholders. The Board believes that granting equity incentives to employees, officers, consultants, advisors and directors is an effective means to promote the future growth and development of the Company. Such awards, among other things, increase these individuals' proprietary interest in our success and enables the Company to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the 2005 Plan. Upon shareholder approval of the 2005 Plan, no further options will be granted under the Company's 2001 Stock Option Plan.

DESCRIPTION OF THE 2005 EQUITY INCENTIVE PLAN

         A general description of the material features of the 2005 Plan follows, but this description is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which may be obtained without charge upon request to the Company's Chief Financial Officer.

         GENERAL. Under the 2005 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, restricted stock units and stock appreciation rights to those officers and employees of the Company (including any subsidiaries and affiliates), or to directors of or consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company. As of the date of the proxy, the Company had approximately 130 employees, of which three are executive officers, and four directors who are not employees.

         SHARES AVAILABLE. The 2005 Plan provides for the issuance of up to 1,000,000 shares of Common Stock of the Company, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the 2005 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

         The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

         ADMINISTRATION AND TYPES OF AWARDS. As permitted in the 2005 Plan, the Board of Directors has designated the Compensation Committee (hereinafter referred to as the "Administrator") to administer the 2005 Plan. The Administrator has broad powers to administer and interpret the 2005 Plan, including the authority to (i) establish rules for the administration of the 2005 Plan, (ii) select the participants in the 2005 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards. All determinations and interpretations of the Administrator are binding on all interested parties.

         OPTIONS. Options granted under the 2005 Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code ("IRC") or "nonqualified " stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company's Common Stock on the date the option is granted. The closing sale price of a share of the Company's Common Stock was $8.00 on May 2, 2005.

         The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten
(10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, certified check or Common Stock of Cash Systems valued at the stock's then "fair market value" as defined in the 2005 Plan. Each incentive option granted under the 2005 Plan is nontransferable during the lifetime of the Participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

         The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect a Participant's termination of employment with Cash Systems or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2005 Plan are subject to the Administrator's discretion.

         RESTRICTED STOCK AWARD AND RESTRICTED STOCK UNITS. The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock award granted under the 2005 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse.

         STOCK APPRECIATION RIGHTS. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator.

Generally, upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

         AMENDMENT. The Board of Directors may, from time to time, suspend or discontinue the 2005 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2005 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2005 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2005 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

FEDERAL INCOME TAX MATTERS

         OPTIONS. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2005 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company's Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

         Incentive stock options granted under the 2005 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

         RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

         STOCK APPRECIATION RIGHTS. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

NEW PLAN BENEFITS

         No options or other stock awards have been granted to date under the 2005 Plan. Future grants and awards under the 2005 Plan cannot be determined at this time.

EQUITY COMPENSATION PLAN INFORMATION

         The following table summarizes our equity compensation plan information as of December 31, 2004.



                            NUMBER OF SECURITIES TO BE      WEIGHTED AVERAGE         NUMBER OF SECURITIES REMAINING
                              ISSUED UPON EXERCISE OF      EXERCISE PRICE OF       AVAILABLE FOR FUTURE ISSUANCE UNDER
                               OUTSTANDING OPTIONS,       OUTSTANDING OPTIONS,    EQUITY COMPENSATION PLANS (EXCLUDING
       PLAN CATEGORY            WARRANTS AND RIGHTS       WARRANTS AND RIGHTS      SECURITIES REFLECTED IN COLUMN (a))
-------------------------------------------------------------------------------------------------------------------------
                                        (a)                       (b)                              (c)
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                              1,757,750                   $4.55                           742,250
-------------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security
holders                                285,950                   $1.69                                --
-------------------------------------------------------------------------------------------------------------------------
TOTAL                                2,043,700                   $4.15                           742,250
-------------------------------------------------------------------------------------------------------------------------

VOTE REQUIRED; RECOMMENDATION

         The Board recommends adoption of the 2005 Equity Incentive Plan. Approval of the 2005 Equity Incentive Plan requires the affirmative vote of the greater of (i) a majority of the shares represented at the Annual Meeting in person or by proxy with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.


            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                                  (PROPOSAL #4)

GENERAL

         The Board of Directors recommends that the stockholders ratify the appointment of Virchow, Krause & Company, LLP as independent certified public accountants for Cash Systems for the year ending December 31, 2005. Virchow, Krause & Company, LLP has served as independent certified public accountants for us since 2001. Virchow, Krause & Company, LLP provided services in connection with the audit of our consolidated financial statements for the year ended December 31, 2004, assistance with our Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and Form 10-QSB and filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of Virchow, Krause & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT YOU VOTE FOR PROPOSAL # 4.


                     FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

         The following table presents the aggregate fees billed for professional services rendered by Virchow, Krause & Company, LLP for the fiscal years ended December 31, 2004 and 2003. All services rendered by Virchow, Krause & Company, LLP were permissible under applicable laws and regulations.


                                                      AGGREGATE AMOUNT
                                                         BILLED BY
                                                       VIRCHOW KRAUSE
                                                       --------------
SERVICES RENDERED                                   2004             2003
-----------------                                   ----             ----
Audit Fees (1)                                   $66,079            $63,023
Audit-Related Fees (2)                             4,775             29,810
Tax Fees (3)                                      25,755              6,235
All Other Fees                                         -                 -
                                                 -------            -------
Total                                            $96,609            $99,068
                                                 =======            =======

(1) These fees consisted of the annual audit of our financial statements for the applicable fiscal year, and the reviews of our financial statements included in our Form 10-QSB's for the first, second and third quarters of the applicable year.

(2) These fees related to the review of Form S-3 and Form S-8 registration statements for 2004, and the performance of certain due diligence procedures in connection with the Company's evaluation of an entity for acquisition for 2003.

(3) These fees related to corporate tax compliance tax advice and tax planning services.

PRE-APPROVAL POLICY

         Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Company's independent accountant in order to assure that the provision of such services does not impair the accountant's independence. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. This duty may be delegated to one or more designated members of our Audit Committee with any such approval reported to our Audit Committee at its next regularly scheduled meeting. Approximately 100% of fees paid to the Company's auditors were pre-approved by the audit committee. The Audit Committee retains the right to periodically revise the nature of pre-approved services.

         As part of the Company's annual engagement agreement with its independent accountant, the Audit Committee has pre-approved the following audit services to be provided by the independent accountant: statutory and financial audits for the Company, audit services associated with SEC registration statements, periodic reports and other documents filed with the SEC, production of other documents issued by the independent accountant in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters. The Audit Committee also pre-approved U.S. federal, state, and local tax compliance services.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2004 all Section 16(a) filing requirements applicable to Insiders were complied with, except that Mr. Potts has not timely reported four transactions of three option exercises and one sale of stock on a Form 4. Mr. Clifford has not timely reported one transaction of an option grant on an amendment to Form 3.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2006 annual meeting must be received by the Company at its offices by January 13, 2006 to be considered for inclusion in the Company's proxy statement and related proxy for the 2006 annual meeting.

         Also, if a shareholder proposal intended to be presented at the 2006 annual meeting but not included in the Company's proxy materials is received by the Company after March 29, 2006, then management named in the Company's proxy form for the 2006 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting without including information about the proposal in the Company's proxy materials.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including consolidated financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.


                                   FORM 10-KSB

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF CASH SYSTEMS, INC., 3201 WEST COUNTY ROAD 42, SUITE 106, BURNSVILLE, MINNESOTA 55306. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MAY 2, 2005, YOU WERE A

BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS.




                                  BY ORDER OF THE BOARD OF DIRECTORS


Dated:   May 13, 2005             /s/ Carmalen Gillilan
         Las Vegas, Nevada        ----------------------------------------------
                                     Vice President Administration and Secretary

                                                                      APPENDIX A

                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               CASH SYSTEMS, INC.


I. PURPOSE

         The purpose of the Audit Committee (the "Committee") of Cash Systems, Inc. (the "Company") is to provide oversight of certain activities of or relating to the Company by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that the Company officers ("management") and the Board of the Board (the "Board") have established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee desires to foster adherence to the Company's policies, procedures and practices at all levels. The Committee's duties and responsibilities are to:

         o Monitor the Company's financial reporting process and internal control system as an independent and objective party.

         o Coordinate, review and appraise the audit efforts of the Company's independent accountants.

         o Communicate directly with the independent accountants, management, and the Board regarding matters related to the Committee's duties and responsibilities.

         The Committee will endeavor to fulfill its duties and responsibilities by primarily by conducting the activities listed in Section III.


II. MEMBERSHIP

         The Committee will be comprised of two or more directors elected by the Board, each of whom will be independent (as such term is defined by applicable laws and regulations or the Company's corporate governance policies, if any, as they may be amended from time to time). Committee members will serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee will be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee will elect a Chair by majority vote. No member of the Committee will receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Board.

         At the time of their appointment to the Committee, each Committee member will have a working familiarity with basic finance and accounting practices and will be able to read and understand financial statements. At least one member of the Committee will have had past employment experience or background which meets applicable legal requirements of "financial sophistication", including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

III. RESPONSIBILITIES AND DUTIES

         DOCUMENTS/REPORTS REVIEW

         o Review for adequacy this Charter, at least annually, and update it periodically as conditions dictate.

         o Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

         o Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-QSB or 10-KSB prior to its filing. If the Committee so decides, the Chair of the Committee may represent the entire Committee for purposes of this review.

         INDEPENDENT ACCOUNTANTS

         o Appoint, approve the compensation of and oversee the work of the Company's independent accountants. The Company's independent accountants will report directly to the Committee. On an annual basis, the Committee will endeavor to review and discuss with the independent accountants all significant relationships the independent accountants have with the Company to confirm the independent accountants' independence.

         o Review the performance of the independent accountants and discharge and replace the independent accountants when circumstances warrant.

         o Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the completeness and accuracy of the Company's financial statements.

         o Pre-approve all audit services and non-audit services that are proposed to be performed by the Company's independent accountants.

         o Discuss with the independent accountants the matters required to be discussed by SAS 61, as it may be modified or supplemented.

         o Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

         AUDIT COMMITTEE REPORT

         o Prepare an annual Audit Committee Report to be presented to the Board. The Committee will prepare the Audit Committee Report with the understanding that its representations will in used by the Board and the Company to comply with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A as those regulations affect the Company.

         RELATED-PARTY TRANSACTIONS

         o Review and approve all proposed related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

         FINANCIAL REPORTING PROCESSES

         o In consultation with the independent accountants and management, review the integrity of the Company's financial reporting processes, both internal and external.

         o Consider and revise, if appropriate, the Company's auditing and accounting principles and practices.

         o        Consider the adequacy of the financial and accounting staff.

         ETHICAL AND LEGAL COMPLIANCE

         o Review periodically the conduct of senior financial officers under the Company's Code of Ethics and Business Conduct and management's enforcement of such Code as it relates to the Company's financial reporting process and internal control system.

         o Endeavor to ensure that management has the proper review system in place so that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         o Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

         o Establish and maintain procedures for efficiently responding to complaints received by the Company regarding accounting, internal accounting controls and auditing. At a minimum, these procedures will be designed to allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

         o Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV. AUTHORITY

         The Committee will have the authority as and when it will determine to be necessary or appropriate to the duties and responsibilities of the Committee, to:

         i. At the expense of the Company, to consult with the Company's outside legal counsel and other advisors or to engage independent consultants and advisors, including legal and financial advisors, to assist it with its duties and responsibilities;

         ii. To request from the Chief Executive Officer, the Chief Financial Officer and such other members management as the Committee deems appropriate advice and information, orally or in writing, concerning the Company's business operations and financial condition relevant to the Committee's duties and responsibilities.

V. MEETINGS AND MINUTES

         The Committee will meet at least four (4) times annually and more frequently as circumstances dictate. In conjunction with or in addition to these meeting, the Committee will meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believes should be discussed privately.

         The Committee will maintain written minutes of its meetings. Such minutes will be provided to the Board, and filed with the minutes of the meetings of the Board.

VI. MANAGEMENT COOPERATION

         Management is asked to cooperate with the Committee, and to render such assistance to the Committee as the Committee may request in carrying out its duties and responsibilities. By establishing the Committee, the Board communicates to management the Board's directive that management act in consonance with the preceding sentence.

                               CASH SYSTEMS, INC.
                           2005 EQUITY INCENTIVE PLAN

                                   SECTION 1.
                                   DEFINITIONS

         As used herein, the following terms shall have the meanings indicated below:

         (a) "Administrator" shall mean the Company's Board of Directors (the "Board") or the Committee, as the case may be.

         (b) "Affiliate" shall mean a Parent or Subsidiary of the Company.

         (c) "Award" shall mean any grant of an Option, Restricted Stock/Restricted Stock Unit Award or Stock Appreciation Right.

         (d) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.

         (e) The "Company" shall mean Cash Systems, Inc., a Delaware corporation.

         (f) "Fair Market Value" of the Company's Common Stock as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the per share price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" per share prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

         (g) The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (h) "Option" shall mean an incentive stock option or nonqualified stock option granted pursuant to the Plan.

         (i) "Option Stock," "Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for Options, Restricted Stock/Restricted Stock Unit Awards and Stock Appreciation Rights pursuant to this Plan.

         (j) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

         (k) The "Participant" shall mean a key employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to
Section 9; a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Restricted Stock/Restricted Stock Unit Award has been granted pursuant to Section 11; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Stock Appreciation Right has been granted pursuant to Section 12.

         (l) The "Plan" shall mean the Cash Systems, Inc. 2005 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

         (m) "Restricted Stock Award" shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof. "Restricted Stock Unit Award" shall mean any grant of restricted stock units pursuant to Section 11 hereof. Collectively, Restricted Stock Awards and Restricted Stock Unit Awards shall be referred to as "Restricted Stock/Restricted Stock Unit Awards."

         (n) "Stock Appreciation Right" shall mean a grant pursuant to Section 12 hereof.

         (o) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.


                                   SECTION 2.
                                     PURPOSE

         The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, key employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

         It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are "nonqualified stock options" pursuant to Section 10 of this Plan, through the granting of Restricted Stock/Restricted Stock Unit Awards pursuant to Section 11 of this Plan, and through the granting of Stock Appreciation Rights pursuant to Section 12 hereof. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Options, Restricted Stock/Restricted Stock Unit Awards or Stock Appreciation Rights be granted prior to the date this Plan is approved by the shareholders of the Company.


                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in
Section 2.


                                   SECTION 4.
                                 ADMINISTRATION

         The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, such Awards shall be granted; the number of shares subject to each such Award, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Awards (which may vary from Participant to Participant) evidencing each Award, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

         No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS

         The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those key employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom Awards shall be granted under this Plan. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares subject to each Award granted to each Participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.


                                   SECTION 6.
                                      STOCK

         The capital stock to be issued under this Plan shall consist of authorized but unissued shares of Stock. One million (1,000,000) shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. In the event that any outstanding Option, Stock Appreciation Right, Restricted Stock/Restricted Stock Unit Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, or prior to the lapsing of the risks of forfeiture on the Restricted Stock/Restricted Stock Unit Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right or to the forfeited portion of the Restricted Stock/Restricted Stock Unit Award shall continue to be reserved for Options, Stock Appreciation Rights, Restricted Stock/Restricted Stock Unit Awards under the Plan and may be optioned or awarded hereunder.


                                   SECTION 7.
                                DURATION OF PLAN

         Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in
Section 3. Other Awards may be
granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.


                                   SECTION 8.
                                     PAYMENT

         Participants may pay for shares of Stock of the Company upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock, or any combination thereof, or such other form of payment as may be authorized by the Administrator. Any Stock so tendered as part of such payment shall be valued at such Stock's then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

         With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.


                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

         Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Section 424(d) of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company's Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company's Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

         (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. In no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

                  The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

         (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

         (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (f) Other Provisions. The Option Agreement authorized under this
Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an "incentive stock option" as defined in
Section 422 of the Internal Revenue Code or to conform to any change therein.


                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

         Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company's Common Stock on the date the Administrator grants the option.

         (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

         (c) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

         (d) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

         (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (f) Other Provisions. The Option Agreement authorized under this
Section 10 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 11.
                RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

         Each Restricted Stock/Restricted Stock Unit Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement", as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

         (a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock/ Restricted Stock Unit Award.

         (b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock/Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

         (c) Issuance of Shares; Rights as Shareholder.

                  (i) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

                  (ii) With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

         (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock/ Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a

Restricted Stock/ Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock or Restricted Stock Units. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (e) Nontransferability. No Restricted Stock/Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock/Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock/Restricted Stock Unit Award shall terminate.

         (f) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.


                                   SECTION 12.
                            STOCK APPRECIATION RIGHTS

         Each Stock Appreciation Right granted pursuant to this Section 12 shall be evidenced by a written agreement (the "Stock Appreciation Agreement"). The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:

         (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise with respect to a specified number of shares of Stock, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the aggregate Fair Market Value of such specified number of shares of Stock on the date of such exercise, over (ii) the aggregate exercise price for such specified number of shares of Stock. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

         (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

         (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

         (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

         (e) No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

         (f) Other Provisions. The Stock Appreciation Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Code Section 409A or Rule 16b-3 of the Securities Exchange Act of 1934, as amended.


                                   SECTION 13.
                    RECAPITALIZATION, SALE, MERGER, EXCHANGE
                                 OR LIQUIDATION

         In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

         Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

         (a) the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights or the lapsing of the risks of forfeiture on any Restricted Stock/Restricted Stock Unit Awards;

         (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness of such transaction) and the cancellation of any Restricted Stock/Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

         (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the exercise price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

         (d) that Participants holding outstanding Restricted Stock/Restricted Stock Unit Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

         (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

         (f) the continuance of the Plan with respect to Restricted Stock/Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

         The Board may restrict the rights of or the applicability of this
Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                                   SECTION 14.
                               INVESTMENT PURPOSE

         No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to
(a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares of Stock as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

         As a further condition to the issuance of Stock to Participant, Participant agrees to the following:

         (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

         (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options or Stock Appreciation Rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Awards or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

         (c) In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) of the Company at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

         The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 14.


                                   SECTION 15.
                              AMENDMENT OF THE PLAN

         The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code. Notwithstanding the foregoing, the Company expressly reserves the right to amend the Plan without the consent of any Participant to the extent necessary or desirable to comply with the requirements of Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.


                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION

         The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

                               CASH SYSTEMS, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                     For the Annual Meeting of Shareholders
                                  June 15, 2005


The undersigned hereby appoints Michael D. Rumbolz and David S. Clifford, and each of them, with full power of substitution, as his or her Proxies to represent and vote, as designated below, all shares of Common Stock of Cash Systems, Inc. registered in the name of the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Pacific Daylight Time) on Wednesday, June 15, 2005 at Embassy Suites, 3600 Paradise Road, Las Vegas, NV, 89109, and at any adjournment or postponement thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.





1.            Set the number of directors at six (6).

                               [  ]FOR              [  ]AGAINST           [  ]ABSTAIN


2.            Elect Directors:  Nominees:         Michael D. Rumbolz, Christopher D. Larson, Patrick R. Cruzen,
                                                  Gordon T. Graves, Donald D. Snyder and Patricia W. Becker


                               [  ]FOR nominees listed above              [  ]WITHHOLD AUTHORITY to vote
                                   (except for the nominee(s) whose           for all nominees listed above
                                   name(s) has been written below



                                   -----------------------------------------------------------

3.            Approve the Company's 2005 Equity Incentive Plan.

                               [  ]FOR              [  ]AGAINST           [  ]ABSTAIN


4.            Ratify appointment of Virchow, Krause & Company LLP as our independent certified public accountants for the year ending December 31, 2005.

                               [  ]FOR              [  ]AGAINST           [  ]ABSTAIN







Dated:                     , 2005
      ---------------------                          -----------------------------------------------------

                                                     -----------------------------------------------------


                                                     Please sign name(s) exactly as shown at left. When
                                                     signing as executor, administrator, trustee or
                                                     guardian, give full title as such; when shares have
                                                     been issued in names of two or more persons, all
                                                     should sign.

